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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              October 15, 2004


                           PRESIDENT CASINOS, INC.
              (Exact Name of Registrant as Specified in Charter)


        DELAWARE                   0-20840                      51-0341200
(State of Incorporation)     (Commission File No.)            (IRS Employer
                                                           Identification No.)


802 North First Street, St. Louis, Missouri                      63102
 (Address of principal executive officer)                      (Zip Code)


Registrant's telephone number including area code:  (314) 622-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

  On October 15, 2004, President Casinos, Inc. (the "Registrant") issued a press release announcing its financial results for the second quarter of fiscal year 2005. A copy of that press release is attached hereto as Exhibit
99.1 and incorporated by reference herein .

  The information, including Exhibit 99.1 attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  The following exhibit is filed as part of this report:

   Exhibit Number                  Description
   --------------                  -----------

        99.1             Press Release dated October 15, 2004,
                         issued by President Casinos, Inc.

                                    1


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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2004

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik
                                 Senior Vice President and
                                 Chief Financial Officer

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                                 EXHIBIT INDEX


  These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

  Exhibit Number                  Description
  --------------                  -----------

       99.1             Press Release dated October 15, 2004,
                        issued by President Casinos, Inc.